August 2, 2010

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:	Calvert Small Cap Value Fund, a series of Calvert Impact Fund, Inc. File Nos. 811-10045 and 333-44064

Ladies and Gentlemen:

Pursuant to Rule 485(a) under the Securities Act of 1933, transmitted herewith is a post-effective amendment for Calvert Small Cap Value Fund, a series of Calvert Impact Fund, Inc. This small cap value fund will be converted to a small cap core fund, and, accordingly, this filing reflects changes to the fund's objective, strategy and benchmark. This filing is also made to register Class B shares. This post-effective amendment will become automatically effective on October 1, 2010.

Please feel free to contact me at 301-657-7045 with any questions.

Sincerely,

/s/ Lancelot A. King

Lancelot A. King
Associate General Counsel